Accounts Receivable	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Accounts Receivable
NOTE 3. ACCOUNTS RECEIVABLE

As of December 31, 2020 and 2019, Accounts receivable, net consisted of the following:

($ in thousands)	2020	2019
Accounts receivable, gross	$29,962	$16,726
Allowance for doubtful accounts	(696)	(271)

Total Accounts receivable, net	$29,266	$16,455

See Note 20 for the analysis of accounts receivable aging and disclosure of bad debt expense.